AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2010.

SECURITIES ACT FILE NO. 333-170637

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. ☐
POST-EFFECTIVE AMENDMENT NO. 1 ☒

TRANSAMERICA FUNDS
(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway
St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Area Code and Telephone Number) (727) 299-1800

Dennis P. Gallagher, Esq.
570 Carillon Parkway
St. Petersburg, Florida 33716
(Name and Address of Agent for Service)

With Copies To:
Roger P. Joseph, Esq.
Lea Anne Copenhefer, Esq.
Bingham McCutchen LLP
One Federal Street,
Boston, Massachusetts 02110

It is proposed that this filing become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

TS&W International Equity Portfolio
A Message from the Fund’s President

December 22, 2010

Dear Shareholder:

          I am writing to ask for your vote on an important matter that affects your investment in TS&W International Equity Portfolio, a series portfolio of The Advisors’ Inner Circle Fund (the “Trust”). While you are, of course, welcome to join us at the TS&W International Equity Portfolio shareholders’ meeting, you may also cast your vote by filling out, signing and returning the enclosed proxy card.

          You are being asked to vote on the following matter(s):

1.

Approval of a proposed reorganization of TS&W International Equity Portfolio into Transamerica TS&W International Equity, a newly created series of Transamerica Funds (the “New Fund”). If the reorganization is approved by shareholders, your TS&W International Equity Portfolio shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

2.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

          The New Fund was created to acquire the assets of TS&W International Equity Portfolio, and will carry on the business of TS&W International Equity Portfolio and inherit its performance and financial history. The Board expects that the proposed reorganization, if approved by shareholders, will take effect during the first calendar quarter of 2011.

          The Trust’s Board of Trustees has unanimously approved the proposed reorganization. In determining to recommend approval of the reorganization, the Board of Trustees of TS&W International Equity Portfolio considered the following factors, among others:

•	Thompson, Siegel & Walmsley LLC (“TS&W”), the investment adviser of TS&W International Equity Portfolio, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to the TS&W International Equity Portfolio, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as TS&W International Equity Portfolio, and the fundamental investment restrictions of the New Fund and TS&W International Equity Portfolio will be substantially similar;

•

Although the New Fund’s investment advisory fee will be higher, the pro forma overall net and gross expenses of the Class I shares of the New Fund, which TS&W International Equity Portfolio shareholders will receive in exchange for their shares in TS&W International Equity Portfolio, are lower than both the gross and net expenses of the current TS&W International Equity Portfolio;

•

Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap expenses of the Class I shares of the New Fund at or below the current levels of TS&W International Equity Portfolio through February 28, 2013;

•

TS&W International Equity Portfolio could benefit from the potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the reorganization and the fund’s inclusion in the larger Transamerica family of funds; and

•

The exchange of TS&W International Equity Portfolio shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT: (1) THE REORGANIZATION IS IN THE BEST INTERESTS OF TS&W INTERNATIONAL EQUITY PORTFOLIO AND ITS SHAREHOLDERS, AND (2) THE INTERESTS OF THE EXISTING SHAREHOLDERS OF TS&W INTERNATIONAL EQUITY PORTFOLIO WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

          Included in this booklet is information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the New Fund, the specific proposal being considered at the shareholder meeting, and why the proposal is being made.

•	A Proxy, a business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

          Whether or not you plan to attend the shareholders’ meeting, your vote is needed. Please review the enclosed materials thoroughly and, once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or authorize your proxy by telephone or internet as instructed. You may receive more than one proxy card. If so, please vote each one.

          Your prompt return of the enclosed proxy card will save the necessity and expense of further solicitations.

          Your vote is important to us. If you have questions about any proposal, please contact TS&W at (866) 487-9386.

Sincerely,

/s/ Philip T. Masterson

Philip T. Masterson
President
The Advisors’ Inner Circle Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF TS&W INTERNATIONAL EQUITY PORTFOLIO,
A SERIES OF THE ADVISORS’ INNER CIRCLE FUND

          This is the formal agenda for your Fund’s special shareholders’ meeting. It tells you what matter will be voted on and the time and place of the Special Meeting, in the event you choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of TS&W International Equity Portfolio, a series of The Advisors’ Inner Circle Fund (the “Trust”), will be held at the offices of SEI, 1 Freedom Valley Drive, Oaks, PA 19456 on February 16, 2011 at 10:00 a.m. Eastern Time, to consider the following:

Proposal 1: To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and liabilities of TS&W International Equity Portfolio, in exchange for Class I shares of Transamerica TS&W International Equity to be distributed to the shareholders of TS&W International Equity Portfolio, and (ii) the subsequent liquidation and dissolution of TS&W International Equity Portfolio.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

          The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

          The close of business on November 23, 2010 has been set as the record date for determining the shareholders of TS&W International Equity Portfolio entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

          In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

/s/ Joseph M. Gallo

Joseph M. Gallo
Secretary, The Advisors’ Inner Circle Fund

          December 22, 2010

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY TELEPHONE OR ON THE INTERNET, AS INSTRUCTED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

QUESTIONS & ANSWERS

THE ADVISORS’ INNER CIRCLE FUND

TS&W International Equity Portfolio

          While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal affecting TS&W International Equity Portfolio, a series portfolio of The Advisors’ Inner Circle Fund (the “Trust”), which will require your vote.

Q.	What is happening?

A.

Thompson, Siegel & Walmsley LLC (“TS&W” or “Current Fund Adviser”), the investment adviser of TS&W International Equity Portfolio, has recommended and the Board of Trustees has approved a proposal to reorganize TS&W International Equity Portfolio into Transamerica TS&W International Equity (the “New Fund”), a newly created series of Transamerica Funds (the “Reorganization”). The New Fund is a “shell” fund that was created to acquire the assets of TS&W International Equity Portfolio. The New Fund will be advised by Transamerica Asset Management, Inc. (“TAM”) and sub-advised by TS&W.

Q.	What issue am I being asked to vote on?

A.	You are being asked to vote on the proposed Reorganization.

Q.	Why has this proposal been made for the TS&W International Equity Portfolio?

A.

The TS&W International Equity Portfolio has limited distribution opportunities as currently structured. TAM has identified large-cap international as a product gap in its current retail fund line-up. TAM also believes that TS&W offers strong portfolio management capabilities and TAM will be able to utilize the strong performance record of the TS&W International Equity Portfolio in selling the New Fund. Shareholders are anticipated to benefit from cost savings and scale advantages as the New Fund increases in size.

Q.	Will the investment objective or principal investment strategies change as a result of the Reorganization?

A.	The New Fund will have the same investment objective and substantially similar principal investment strategies as TS&W International Equity Portfolio.

Q.	Will I have to pay federal income tax as a result of the Reorganization?

A.

The exchange of TS&W International Equity Portfolio shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder.

Q.	Will the Reorganization change sales charges (loads)?

A.

No sales load or contingent deferred sales charge will be charged as a result of the Reorganization. Shareholders of TS&W International Equity Portfolio will receive Class I shares of the New Fund. Class I shares are not subject to any sales loads. Shareholders of TS&W International Equity Portfolio are not subject to any sales charges.

Q.	Will the Reorganization change gross total annual fund operating expenses?

A.

Based upon a comparison of the operating expenses of TS&W International Equity Portfolio as of April 30, 2010 and the pro forma expenses for Class I shares of the New Fund for the twelve-month period ended April 30, 2010, it is expected that the gross total annual fund operating expenses for the New Fund will be lower than the gross total annual fund operating expenses for the TS&W International Equity Portfolio, before taking into account any contractual fee waivers or expense reimbursement arrangements.

Q.	Will the Reorganization result in higher advisory fees?

A.

Currently, TS&W International Equity Portfolio pays an advisory fee of 0.65%of its net assets. Prior to June 1, 2010, TS&W International Equity Portfolio paid an advisory fee of 1.00% of its net assets. It is expected that the New Fund will pay an advisory fee of: 0.80% up to $250 million of average daily net assets; 0.75% of the next $250 million of average daily assets; 0.725% of the next $500 million of average daily net assets; and 0.70% of average daily net assets in excess of $1 billion.

Q.	Will the Reorganization change net total annual fund operating expenses?

A.

Based upon a comparison of the operating expenses of TS&W International Equity Portfolio as of April 30, 2010 and the pro forma expenses for the New Fund for the twelve-month period ended April 30, 2010, it is expected that the net total annual fund operating expenses will be lower for the New Fund than the net total annual fund operating expenses for the TS&W International Equity Portfolio, after taking into account the New Fund’s contractual fee waivers and expense reimbursement arrangements.

Q.	How will the Reorganization affect me?

A.

Assuming that shareholders approve the Reorganization, the assets and liabilities of TS&W International Equity Portfolio will become the assets and liabilities of the New Fund, and the issued and outstanding shares of the TS&W International Equity Portfolio will be converted into Class I shares of the New Fund that have an aggregate net asset value equal to the value of the TS&W International Equity Portfolio’s net assets immediately prior to the Reorganization. The value of each TS&W International Equity Portfolio shareholder’s account in the New Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with TS&W International Equity Portfolio immediately prior to the Reorganization.

Q.	Who will pay the expenses of the Reorganization?

A.

It is anticipated that the total cost of preparing, printing and mailing this Prospectus/Proxy Statement will be approximately $150,000. The Funds will not pay any of the costs related to the Reorganization. TAM and TS&W have agreed to share all costs associated with each Fund’s participation in the Reorganization.

Q.	Will I be charged a sales charge or Contingent Deferred Sales Charge (“CDSC”) or other transactional fee at the time of the Reorganization?

A.

No. The full value of your shares of TS&W International Equity Portfolio will be exchanged for shares of Class I shares of the New Fund without any sales load, CDSC, commission or other transactional fee being imposed.

Q.	When would the Reorganization take place?

A.

If approved, the Reorganization would occur on or about March 1, 2011. Shortly after completion of the Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of shares of the New Fund owned.

Q.	How does the Board of Trustees of TS&W International Equity Portfolio recommend that I vote?

A.	The Board of Trustees has determined that the Reorganization offers potential benefits to shareholders of the Fund. These potential benefits include:

•	TS&W will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same investment strategies and portfolio management techniques used with respect to TS&W International Equity Portfolio, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as TS&W International Equity Portfolio, and the fundamental investment restrictions of the New Fund and TS&W International Equity Portfolio will be substantially similar;

•

Although the New Fund’s investment advisory fees will be higher; the pro forma overall gross and net expenses of the Class I shares of the New Fund, which shareholders of TS&W International Equity Portfolio will receive in the Reorganization, are lower than both the gross and net expenses of the current TS&W International Equity Portfolio shares;

•

TAM has agreed to cap the total expenses of Class I shares at 1.15%. Class I shares of the New Fund will carry no Rule 12b-1 distribution and service fees. TAM has agreed to maintain this expense cap initially through February 28, 2013;

•

TS&W International Equity Portfolio could benefit from the potential long-term economies that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of TS&W International Equity Portfolio shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM could benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of TS&W International Equity Portfolio;

•	The current size ($75.3 million as of October 31, 2010) and limited prospects for future asset growth could impact the viability of the TS&W International Equity Portfolio absent this transaction; and

•	The TS&W International Equity Portfolio has not been able to attract sufficient assets so as to achieve desired economies of scale.

Q.	How can I vote, and how many votes am I entitled to?

A.

You are entitled to vote at the Special Meeting or any adjournments thereof if you owned shares of the TS&W International Equity Portfolio at the close of business on November 23, 2010. You are entitled to one vote for each share held in your name as of November 23, 2010.

If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1) Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

(2)

Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s) which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card(s) (a confirmation of your telephone vote will be mailed to you); or

(3)

Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.

Q.	If I send in my proxy card now as requested, can I change my vote later?

A.

You may revoke your proxy at any time before it is voted at the Special Meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting; or (iii) by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present to constitute a quorum for the Special Meeting to be held.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call TS&W at (866) 487-9386.

PROSPECTUS/PROXY STATEMENT

PROSPECTUS/PROXY STATEMENT

December 22, 2010

Acquisition of the assets of:	By and in exchange for Class I shares of:

TS&W International Equity Portfolio	Transamerica TS&W International Equity
a series of	a series of
The Advisors’ Inner Circle Fund	Transamerica Funds
1 Freedom Valley Drive	570 Carillon Parkway
Oaks, PA 19456	St. Petersburg, FL 33767
Phone: 866-487-9386	Phone: 727-299-1800

          This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund (the “Trust”), on behalf of TS&W International Equity Portfolio, to be used at the Special Meeting of Shareholders of TS&W International Equity Portfolio to be held on February 16, 2011 at 10:00 am Eastern Time for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders. Shareholders of record at the close of business on November 23, 2010 are entitled to receive notice of and to vote at the Meeting.

          This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about December 22, 2010. It explains concisely what you should know before voting on the proposal or investing in Transamerica TS&W International Equity, a newly created series of Transamerica Funds (the “New Fund”), a series of a diversified, open-end, registered management investment company. Please read it carefully and keep it for future reference.

          It is proposed that TS&W International Equity Portfolio transfer all of its assets to the New Fund, in exchange for the New Fund’s Class I shares and the assumption by the New Fund of all liabilities of TS&W International Equity Portfolio, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). TS&W International Equity Portfolio and the New Fund are referred to collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

          When the Reorganization occurs, shareholders of TS&W International Equity Portfolio will receive the number of full and fractional Class I shares of the New Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of the TS&W International Equity Portfolio shares held by that shareholder immediately prior to the Reorganization. Thus, at the close of the Reorganization, the aggregate net asset value of your shares will be the same as the aggregate net asset value of your shares of TS&W International Equity Portfolio as of the Reorganization date.

          The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of TS&W International Equity Portfolio, dated March 1, 2010, as supplemented from time to time;

(ii)	the statement of additional information of TS&W International Equity Portfolio, dated March 1, 2010;

(iii)

the financial statements, financial highlights and related report of the independent registered public accounting firm for TS&W International Equity Portfolio included in the Annual Report to Shareholders for the fiscal year ended October 31, 2010; and

(iv)	the statement of additional information for the Prospectus/Proxy Statement, dated December 22, 2010 (the “Reorganization SAI”).

          You may obtain free copies of TS&W International Equity Portfolio’s annual reports, semi-annual reports, prospectus, statement of additional information or the Reorganization SAI, request other information about Thompson, Siegel & Walmsley LLC, or other information by calling (866) 487-9386. Because the New Fund is newly-organized, its prospectus and statement of additional information are not yet effective.

          Like shares of TS&W International Equity Portfolio, shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Fund.

          The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          TS&W International Equity Portfolio and the New Fund are open-end management investment companies. The New Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The New Fund has the same investment objective and substantially similar investment strategies and restrictions as TS&W International Equity Portfolio.

          Transamerica Asset Management, Inc. (“TAM”) will be engaged as the investment adviser and will be responsible for the overall administration of the New Fund’s business affairs. Thompson, Siegel & Walmsley LLC (“TS&W) currently serves as TS&W International Equity Portfolio’s investment adviser pursuant to an investment advisory agreement and will serve as the New Fund’s investment sub-adviser. If shareholders approve the Reorganization, TS&W International Equity Portfolio will be considered the surviving fund for accounting and performance purposes, and the New Fund will carry on the business of TS&W International Equity Portfolio and will inherit TS&W International Equity Portfolio’s performance and financial history following the Reorganization. This Prospectus/Proxy Statement includes a comparison of TS&W International Equity Portfolio and the New Fund.

          This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you do not understand, please contact TS&W International Equity Portfolio at (866) 487-9386.

          Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files required reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

          At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

Proposal 1: To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and liabilities of TS&W International Equity Portfolio, in exchange for Class I shares of Transamerica TS&W International Equity to be distributed to the shareholders of TS&W International Equity Portfolio, and (ii) the subsequent liquidation and dissolution of TS&W International Equity Portfolio.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

Proposal 1 is described in greater detail below.

SYNOPSIS

          Here are some answers to questions you may have about the proposed Reorganization. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

          1. What is being proposed?

          The Board of Trustees of the Trust, of which TS&W International Equity Portfolio is a series, is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix 1), which we refer to as the “Reorganization” of TS&W International Equity Portfolio with and into the New Fund. If approved by shareholders, TS&W International Equity Portfolio will transfer all of its assets and liabilities to the New Fund in exchange for Class I shares of the New Fund (“Reorganization Shares”) with a value equal to the value of TS&W International Equity Portfolio’s assets net of liabilities, and for the assumption by the New Fund of all liabilities of TS&W International Equity Portfolio. As soon as possible after the transfer, TS&W International Equity Portfolio will distribute the Reorganization Shares to its shareholders, on a pro rata basis. As a condition of the Reorganization, TS&W International Equity Portfolio will receive an opinion of counsel that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and, generally, that no gain or loss will be recognized to TS&W International Equity Portfolio, its shareholders, or the New Fund with respect to the Reorganization.

2.	What will happen to my shares of TS&W International Equity Portfolio as a result of the Reorganization?

          Your shares of TS&W International Equity Portfolio will, in effect, be exchanged for Class I shares of the New Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of the TS&W International Equity Portfolio shares you held immediately prior to the Reorganization. You will not be subject to U.S. federal income tax on the exchange.

3.	Why has the Board of Trustees of the Trust recommended that I approve the Reorganization?

In determining to recommend that shareholders approve the Reorganization, the Board considered, among others, the following factors:

•	That TS&W will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same investment strategies and portfolio management techniques used with respect to the TS&W International Equity Portfolio, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as TS&W International Equity Portfolio, and the fundamental investment restrictions of the New Fund and TS&W International Equity Portfolio will be substantially similar;

•

Although the New Fund’s investment advisory fee will be higher, the pro forma overall gross and net expenses of the Class I shares of the New Fund, which shareholders of TS&W International Equity Portfolio will receive in the Reorganization, are lower than both the gross and net expenses of the current TS&W International Equity Portfolio shares;

•

TAM has agreed to cap the total expenses of Class I shares at 1.15%. Class I shares of the New Fund will carry no Rule 12b-1 distribution and service fees. TAM has contractually agreed to maintain this expense cap initially through February 28, 2013;

•

TS&W International Equity Portfolio could benefit from the potential long-term economies that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of TS&W International Equity Portfolio shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM could benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of TS&W International Equity Portfolio;

•	The current size ($75.3 million as of October 31, 2010) and limited prospects for future asset growth could impact the viability of the TS&W International Equity Portfolio absent this transaction; and

•	The TS&W International Equity Portfolio has not been able to attract sufficient assets so as to achieve desired economies of scale.

          The Board of Trustees of the Trust has concluded that: (1) the Reorganization is in the best interests of TS&W International Equity Portfolio and its shareholders, and (2) the interests of the existing shareholders of TS&W International Equity Portfolio will not be diluted as a result of the Reorganization. Accordingly, the Board of Trustees of the Trust unanimously recommends approval of the Agreement and Plan of Reorganization effecting the Reorganization.

4.	How do the investment objectives, strategies and restrictions of the Funds compare?

          The Funds have the same investment objective and substantially similar investment strategies and restrictions. Each Fund seeks maximum long-term total return. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States. This investment policy may be changed by each Fund upon 60 days’ prior notice to shareholders.

5.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?

          The following tables summarize: (1) the fees and expenses you may pay as an investor in the Funds; (2) the expenses that TS&W International Equity Portfolio incurred for the twelve-month period ended April 30, 2010; (3) the estimated expenses for the New Fund, which has not yet commenced operations, assuming consummation of the Reorganization, as of April 30, 2010; and (4) the pro forma estimated expense ratios of the New Fund assuming consummation of the Reorganization as of April 30, 2010. For financial statement purposes, the TS&W International Equity Portfolio will be the accounting survivor of the Reorganization. As accounting survivor, the TS&W International Equity Portfolio’s operating history will be used for financial reporting purposes.

Shareholder Fees
(fees paid directly from your investments)

	TS&W International Equity Portfolio	Transamerica TS&W International Equity Class I	Transamerica TS&W International Equity (Pro Forma) Class I1
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if redeemed within sixty days of purchase)	1.00%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of offering price)

	TS&W International Equity Portfolio	Transamerica TS&W International Equity[2]	Transamerica TS&W International Equity (Pro Forma) Class I1
Management Fee	0.65%[3]	0.80%	0.80%
Distribution Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.58%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.23%	1.10%	1.10%
Less Waiver and Expense Reimbursement[4]	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses[5]	1.23%	1.10%	1.10%

[1] Each shareholder of TS&W International Equity Portfolio will receive the number of full and fractional shares of Class I shares of the New Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of TS&W International Equity Portfolio held by that shareholder immediately prior to the Reorganization.

[2] Because Class I of the New Fund is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2010. The fees and expenses have been estimated using the Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on April 30, 2010.

[3] Management fee reduced to 0.65% from 1.00% in June 2010.

[4] Effective as of the closing date of the Reorganization, TAM contractually has agreed to limit the operating expenses of the New Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.15% for Class I shares through February 28, 2013. TAM will consider renewal of or further reductions to these limits on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

[5] Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2010.

          As shown above, based on the operating expenses of TS&W International Equity Portfolio as of April 30, 2010, and the pro forma expense ratios of the New Fund assuming consummation of the Reorganization as of April 30, 2010, shareholders of TS&W International Equity Portfolio are expected to experience lower total annual fund operating expenses in the New Fund than they had in TS&W International Equity Portfolio prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

          The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that TAM expects the New Fund to incur in the first year following the Reorganization. The New Fund’s actual expenses after the Reorganization may be greater or less than those shown, except that TAM has agreed to limit the New Fund’s total expenses to 1.15% through February 28, 2013.

Examples

          This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	TS&W International Equity Portfolio	Transamerica TS&W International Equity Class I	Combined Transamerica TS&W International Equity (Pro Forma) Class I
Year 1	$125	$112	$112
Year 3	$390	$350	$350
Year 5	$676	$606	$606
Year 10	$1,489	$1,340	$1,340

6.	What are the federal income tax consequences of the proposed Reorganization?

          For federal income tax purposes, no gain or loss is expected to be recognized by shareholders or, generally, TS&W International Equity Portfolio as a result of the Reorganization. For more information, please see “Information about the Proposed Reorganization —Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the Reorganization?

          The Reorganization will not result in a change in dividend policy. The Funds declare and distribute dividends from their net investment income and capital gains annually; however, the timing of the payments during the year may differ because the Funds have different fiscal year ends.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

          Yes. This section will help you compare TS&W International Equity Portfolio’s procedures for purchasing, redeeming and exchanging shares of TS&W International Equity Portfolio with those of the New Fund.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

BUYING SHARES
All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term

BUYING SHARES
Class I shares of the Fund are currently primarily offered for investment by investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail
You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund’s name.

Regular Mail Address
The TS&W Portfolios
P.O. Box 219009
Kansas City, Missouri 64121-9009

Express Mail Address
DST Systems, Inc.
c/o The TS&W Portfolios
430 West 7th Street
Kansas City, MO 64105

By Wire
To open an account by wire, call 1-866- 4TSW-FUN (1-866-487-9386) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the appropriate Fund name(s) and your account number).

Wiring Instructions
UMB Bank, N.A.
ABA # 101000695
The TS&W Portfolios
DDA Acct. # 9871063178
Ref: fund name(s)/account number/account name

By Automatic Investment Plan (Via Automated Clearing House or ACH)
You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be

By Check

•      Make your check payable and mail to Transamerica Fund Services, Inc.

•      If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•      Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•      Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•      With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•      You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: TS&W Portfolios, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: DST Systems, Inc., c/o TS&W Portfolios, 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes
The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase or exchange shares, check daily net asset value per share (“NAV”) or obtain additional information.

Ticker Symbol: TSWIX
CUSIP: 00758M170
Fund Code: 1280

Through an Authorized Dealer

•      If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•      You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

By Payroll Deduction

•      You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.

By Wire Transfer

•      You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

       Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, Credit: Transamerica Funds Account# 3600622064.

       Provide shareholder name, Fund and account numbers.

•      Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Minimum Investment

Class I shares of the Transamerica Funds are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

the Transamerica Funds and its affiliates. The minimum investment for Class I shares is $1,000,000, but will be waived for shareholders of TS&W International Equity Portfolio who acquire their Class I shares of the New Fund through the Reorganization as well as for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Funds and the Fund reserves the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

ACCOUNT POLICIES

Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be

Opening an Account

Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

used solely to establish and verify a customer’s identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Funds is requested or compelled to do so by an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (“NAV”) per share.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

	REDEEMING SHARES	SELLING SHARES

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

Certain redemption requests will require signature guarantees by a bank or member firm of a national securities exchange. For example, signature guarantees may be required if your address of record or banking instructions have recently been changed, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

By Mail

You may contact the Fund directly by mail at: TS&W Portfolios, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: DST Systems, Inc., c/o TS&W Portfolios, 430 West 7th Street, Kansas City, Missouri 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

• The Fund’s name;
• The account number;
• The dollar amount or number of shares you wish to redeem;

Shares may be sold (or “redeemed”) at any time. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind. Please see the SAI for more details.

In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH
•      You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

• The account name(s); and
• The address to which redemption (sale) proceeds should be sent.
All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered. Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-866-4TSW-FUN to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

By Systematic Withdrawal Plan (Via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire
•      You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record
•      Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the Fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address
•      This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)
•      You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

Through an Authorized Dealer
•      You may redeem your shares through an authorized dealer. (They may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:
•      The type of account you have and if there is more than one shareholder.
•      The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•      A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances.
•      For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•      When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•      The Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•      Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•      If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
•      Please see additional information relating to signature guarantees later in this prospectus.

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment.

This provision does not apply:

• To retirement accounts and certain other accounts; or

Involuntary Redemptions

The Fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions).

• When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

EXCHANGING SHARES

At no charge, you may exchange shares of the Fund for shares of any other TS&W portfolio by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the Fund have been held for less than 60 days, the Fund will deduct a redemption fee of 1.00% on exchanged shares.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

EXCHANGING SHARES In certain circumstances, shares of one class of the Fund may be exchanged directly for shares of another class of the Fund, as described in the Statement of Additional Information.

Calculating Your Share Price

You may buy, sell or exchange shares of the Fund on each day the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”) at a price equal to its net asset value (“NAV”_ next computed after it receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper

PRICING OF SHARES

How Share Price Is Determined
The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.

When Share Price Is Determined
The NAV of the Fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -such as on days in advance of certain generally observed holidays - the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”). Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot purchase or redeem shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares (therefore, the NAV of the Fund if it is holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

For investments in separate accounts of insurance companies that invest in Class I shares of the Fund, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV Is Calculated
The NAV of the Fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity.

Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the Fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. This valuation method does not apply to ETFs, which are considered open-end funds. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith,

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TRANSACTION POLICIES

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment

FEATURES AND POLICIES

Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the Fund may incur expenses for buying and

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities.

Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “Calculating Your Share Price.”

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

selling securities. Excessive purchases, redemptions or exchanges of Fund shares may disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. For example, the Fund may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in Fund shares. If you intend to engage in such practices, we request that you do not purchase shares of the Fund. The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Fund reasonably believes to be in connection with market timing or excessive trading.

However, because the shares of the Fund may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the Fund’s policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the Fund. Additional information about the asset allocation funds’ policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the Fund by an asset allocation fund in furtherance of the fund’s investment objective are not considered to be market timing or excessive trading.

Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

• Shareholders are restricted from making more than six (6) “round trips” into or out of the Fund per calendar year. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than eight exchanges (from one TS&W Portfolio to another TS&W Portfolio) per calendar year. If a shareholder exceeds these amounts, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders.

• The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than 60 days (subject to certain exceptions as discussed in “Redemption Fees”).

• The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for its customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries.

be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).

Asset Allocation Funds
The asset allocation funds that invest in certain series of Transamerica Funds may own a significant portion of the shares of a Transamerica Funds fund. Transactions by a fund of funds may be disruptive to an underlying Transamerica Fund.

Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the Fund that you held, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as the Transamerica Money Market.

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Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s, or in certain instances, a financial intermediary’s, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s, or in certain instances, a financial intermediary’s, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

Buying or Selling Shares through a Financial Intermediary
In addition to being able to buy and sell Fund shares directly from the Fund through their transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers (“authorized institutions”). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the

Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per Fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two Fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

NAV next determined after the intermediary receives the request if transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

In-Kind Transactions
Under certain conditions and at the Fund’s discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Redemption Fees
In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 60 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•      You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•      You would like a check made payable to anyone other than the shareholder(s) of record.
•      You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•      You would like a check mailed to an address other than the address of record.
•      You would like your redemption proceeds wired to a bank account other than a bank account of record.
•      You are adding or removing a shareholder from an account.
•      You are changing ownership of an account.
•      When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

The Fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:
•      It does not appear valid or in good form.
•      The transaction amount exceeds the surety bond limit of the signature guarantee.
•      The guarantee stamp has been reported as stolen, missing or counterfeit.

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The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

Telephone Transactions
Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees.

Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error.

Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

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RIGHTS RESERVED BY THE FUNDS

Purchases
At any time and without notice, the Fund may:
• Stop offering shares;
• Reject any purchase order; or
• Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, please see “Excessive Trading Policies and Procedures.”

Redemptions
At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:
• Trading on the NYSE is restricted or halted; or
• The U.S. Securities and Exchange Commission (“SEC”) allows the Fund to delay redemptions.

Exchanges
The Fund may:
• Modify or cancel the exchange program at any time on 60 days’ written notice to shareholders;
• Reject any request for an exchange; or
• Limit or cancel a shareholder’s exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

Dividends and Distributions
Normally, the Fund distributes its net investment income annually. The Fund distributes its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

Distributions and Taxes

Taxes on Distributions in General
The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

Federal Taxes
The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

Taxes on Distributions

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. The reduced rates applicable to qualified dividend income are scheduled to end for taxable years after December 31, 2010. The Fixed Income Portfolio does not expect to distribute qualified dividend income. Once a year, the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-4TSWFUN to find out when the Fund expect to make a distribution to shareholders.

the distributions are paid in cash or are reinvested in additional shares. If the fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The fund generally pays any dividends and other distributions annually. If necessary, the fund may make distributions at other times as well.

The following are guidelines for how certain distributions by the fund are generally taxed to non-corporate shareholders under current federal income tax law:
•      Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 and at a maximum rate of 20% for taxable years beginning after December 31, 2010.
•      For taxable years beginning on or before December 31, 2010, distributions designated by the fund as “qualified dividend income” will also be taxed at a maximum rate of 15%. Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.
•      Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The tax rates in the first two bullets above do not apply to corporate shareholders.

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The Fund may be subject to foreign withholding taxes. The Fund may elect to treat such taxes as dividends, which might enable you to offset some of your U.S. federal income tax liability.

Each sale or exchange of shares of the Fund may be a taxable event. For tax purposes, an exchange of shares of one TS&W Portfolio for another is the same as a sale.

A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer. More information about taxes is in the Statement of Additional Information (“SAI”).

The fund may be subject to foreign withholding taxes. The fund may be eligible to elect, and may elect, to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for a particular taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or to a tax credit, subject to a holding period requirement and certain other limitations.

The fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares
If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value

Procedures for Purchasing, Redeeming and Exchanging Shares	TS&W International Equity Portfolio	New Fund

of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes
The fund may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is 28% in 2010 and is scheduled to increase to 31% in 2011.

Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non- U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence.

Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received

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from, and investments made in shares of, the fund. More information is provided in the fund’s SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the fund.

9.	How will I be notified of the outcome of the Reorganization?

          If shareholders approve the proposed Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of Class I shares of the New Fund you are receiving. If shareholders do not approve the proposed Reorganization, TS&W International Equity Portfolio’s semi-annual report for the period ending April 30, 2011 will indicate this result.

10.	How will the Reorganization affect my account?

          As a result of the Reorganization, the assets and liabilities of TS&W International Equity Portfolio will be transferred to the New Fund, an account will be set up in your name and you will receive Class I shares of the New Fund and TS&W International Equity Portfolio will dissolve. The value of the Class I shares of the New Fund you receive in the Reorganization will equal the value of the shares of TS&W International Equity Portfolio you own immediately prior to the Reorganization. The custodial responsibilities for all IRAs will be transferred from SEI Private Trust Company to the New Fund’s custodian, State Street Bank. The current annual minimum fee associated with these custodial arrangements is $25 per social security number. Following the Reorganization, this annual minimum fee will be $15 per fund account, with a maximum of $30 per social security number.

11.	Who will bear the expenses of the proposed Reorganization?

The Funds will not pay any of the costs related to the Reorganization. TAM and TS&W have agreed to share all costs associated with each Fund’s participation in the Reorganization.

12.	What percentage of shareholders’ votes is required to approve the Reorganization?

          Each whole share of TS&W International Equity Portfolio is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of TS&W International Equity Portfolio entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of TS&W International Equity Portfolio are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of TS&W International Equity Portfolio.

          In the event that a quorum is not present at the Special Meeting, one or more adjournment(s) may be proposed to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

          Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a plurality of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy and entitled to vote.

          The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of TS&W International Equity Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Reorganization.

PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

          If Proposal 1 is approved, TS&W International Equity Portfolio will be reorganized into the New Fund, as described above, and the New Fund will issue Class I shares to the TS&W International Equity Portfolio in amounts equal to the aggregate net asset value of the TS&W International Equity Portfolio.

          This section will help you compare the investment objectives, strategies and risks of TS&W International Equity Portfolio with those of the New Fund. As noted above, the Funds have substantially similar investment objectives, principal investment strategies and related risks. A comparison of the Funds’ fundamental investment policies appears later in this Prospectus/Proxy Statement.

          This section will also help you compare certain distribution arrangements of TS&W International Equity Portfolio with those of the New Fund.

TS&W International Equity Portfolio

Investment Objective

Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. Thompson, Siegel & Walmsley LLC (“TS&W” or the “Adviser”) currently anticipates investing in at least 12 countries other than the United States. The Adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The Fund expects capital growth to be the predominant component of its total return.

Generally, the Fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the Fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The Fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The Fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

The Adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank

New Fund

Investment Objective

Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. Thompson, Siegel & Walmsley LLC, the Fund’s sub-adviser (“TS&W” or the “Sub-Adviser”), currently anticipates investing in at least 12 countries other than the United States. The Sub-Adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The Fund expects capital growth to be the predominant component of its total return.

Generally, the Fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the Fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The Fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The Fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The Sub-Adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks

TS&W International Equity Portfolio

the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-100 stocks is selected as a result of this process.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the portfolio. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

Principal Investment Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its investment objective. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in

New Fund

are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history.

TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-100 stocks is selected as a result of this process.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the portfolio. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

Principal Investment Risks

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Fund. You may lose money if you invest in this Fund.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its objective.

•

Currency – When the Fund invests in securities denominated in foreign currencies, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase

TS&W International Equity Portfolio

response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

New Fund

Fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The Fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Geographic – To the extent the Fund invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse fund. Geographic risk is especially high in emerging markets.

•

Increase in Expenses – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•

Market – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Fund may experience a substantial or complete loss on any individual security.

•	Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an

TS&W International Equity Portfolio

New Fund

investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small-or medium sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Other Investment Practices and Strategies	Other Investment Practices and Strategies

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Fund’s other investment practices and their risks, you should read the Fund’s SAI.

Derivatives
The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing
The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objectives. The Fund will use a temporary strategy if the Adviser believes that pursuing the

The following provides additional information regarding the Funds’ strategies and investments.

Derivatives
TS&W may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

Short Term Investing
The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

TS&W International Equity Portfolio

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Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund’s principal investment strategy, and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

                 Other Distribution or Service Arrangements

Payment to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

                   Other Distribution or Service Arrangements

Transamerica Capital, Inc. (“TCI”), TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by the fund’s distributor, TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. These payments are not reflected in the fees and expenses tables included in the prospectus. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by TAM and TCI, and not the Transamerica Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, Transamerica Investment Management, Inc. (“TIM”) and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds or sell shares of other series of Transamerica Funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from

TS&W International Equity Portfolio

New Fund

the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated annual flat fee dollar amount. As of the date of this prospectus, TCI may make revenue sharing payments to brokers and other financial intermediaries equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In 2009, TCI paid flat annual fees ranging from $1,500 to $520,800, which included at times a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2009, TCI had such revenue sharing arrangements with at least 23 brokers and other financial intermediaries, of which some of the more significant include: CUSO Financial Services, L.P; Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; Transamerica Financial Advisors (formerly InterSecurities, Inc.); LPL Financial; World Financial Group; Raymond James Financial Services; Morgan Keegan; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; NatCity Investments Inc.; PNC Investments; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services; Wells Fargo Advisors, LLC (formerly Wachovia Securities); Prudential Financial; and UnionBanc Investment Services LLC. For the calendar year ended December 31, 2009, TCI paid or expects to pay approximately $6,394,904 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

TS&W International Equity Portfolio

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For the same period, TCI received revenue sharing payments ranging from $3,500 to $127,379 for a total of $325,878 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein, BlackRock, Clarion, Columbia Management Advisors, Evergreen, Federated, Jennison Associates, JP Morgan, Legg Mason, MFS Investment Management, NATIXIS, PIMCO, Schroeders, Transamerica Investment Management, Van Kampen Investments and Franklin Portfolio Associates.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

Also, TAM pays, out of its own assets, financial intermediaries a “trail” fee for servicing and maintenance of accounts of Class T shareholders in Transamerica WMC Diversified Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events. For example, representatives of TCI visit brokers and other financial intermediaries and their sales representatives on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution

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plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Transamerica Funds pays no compensation to such entities other than any applicable service and/or distribution fees. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

Information about Portfolio Holdings
The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundsholdings.com/tsw. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund’s SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Disclosure of Portfolio Holdings: A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI. The Fund publishes its top ten holdings on the Transamerica Funds website at www.transamericafunds.com within two weeks after the end of each month. In addition, the Fund publishes all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

          Performance Information. The following bar charts provide some indication of the risks of investing in the Funds by showing the changes in TS&W International Equity Portfolio’s investment performance for each calendar year since inception.

Calendar Year Annual Returns

TS&W International Equity Portfolio

12/31/2000	-15.17%
12/31/2001	-21.75%
12/31/2002	-20.79%
12/31/2003	36.41%
12/31/2004	14.49%
12/31/2005	12.51%
12/31/2006	27.94%
12/31/2007	11.69%
12/31/2008	- 41.23%
12/31/2009	29.13%

The year to date return as of September 30, 2010 is 4.63%.

Best Quarter:	6/30/2009	24.59%
Worst Quarter:	9/30/2002	-21.31%

          The following table compares TS&W International Equity Portfolio’s average annual total returns over time to those of the Morgan Stanley Capital International EAFE Index.

Average Annual Total Returns (For Periods Ended December 31, 2009)

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

TS&W International Equity Portfolio	1 Year	5 Years	10 Years
Fund Return Before Taxes	29.13%	4.06%	0.02%
Fund Return After Taxes on Distributions	28.56%	3.27%	-0.75%
Fund Return After Taxes on Distributions and Sale of Fund Shares	18.93%	3.76%	0.07%
Morgan Stanley Capital International EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

OTHER COMPARISONS BETWEEN THE FUNDS

Investment Advisers, Sub-Adviser and Portfolio Manager.

          TS&W International Equity Portfolio. Thompson, Siegel & Walmsley LLC, a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, serves as the Fund’s investment adviser. TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees of TS&W International Equity Portfolio. As of September 30, 2010, TS&W had approximately $7.61 billion in assets under management. TS&W, an affiliate of Old Mutual (US) Holdings Inc. has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is an indirectly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

          For its services, TS&W International Equity Portfolio pays TS&W an annual management fee equal to 0.65% of its average daily net assets. TS&W has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.75% of the average daily net assets of the Fund.

               Brandon H. Harrell, CFA, Officer and International Portfolio Manager, is primarily responsible for managing the Fund. Mr. Harrell joined has over 23 years of investment experience. He joined TS&W in 1996 as a research analyst supporting domestic and international equity strategies and became lead portfolio manager of the TS&W International Equity Portfolio in 2005. Mr. Harrell holds a CFA designation. He received a B.A. in economics from Wake Forest University and an M.B.A. from George Mason

University. The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

          New Fund. Following the Reorganization, TAM will assume the role of the Fund’s investment adviser. TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. As of September 30, 2010, TAM had approximately $45.75 billion in assets under management. TAM renders “manager of managers” services for the Transamerica Asset Management Group by, among other things, hiring investment sub-advisers to furnish daily investment management services. TAM will enter into a sub-advisory agreement with TS&W pursuant to which TS&W will act as sub-adviser to the New Fund. For these sub-advisory services, TAM will pay TS&W an annual sub-advisory management fee of 0.40% of the New Fund’s assets up to $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; 0.325% the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion, based on the New Fund’s average daily net assets. The sub-advisory management fee will be paid on a monthly basis by TAM and not by the New Fund.

          TAM and the registered funds that it manages, including the New Fund, have obtained an exemptive order (the “Order”) from the SEC permitting TAM, on behalf of the New Fund and subject to the approval of the Transamerica Funds Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the 1940 Act) of Transamerica Funds, to hire or terminate unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. The initial sole shareholder of the New Fund has approved the manager of managers arrangement.

          Unlike the current agreement for TS&W International Equity Portfolio, the Board of Transamerica Funds can terminate the sub-advisory agreement with TS&W and replace TS&W with another unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the New Fund, including the terms and conditions of the Order.

          TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

          Effective as of the closing date of the Reorganization (the “Closing Date”), TAM contractually has agreed to limit the operating expenses of the New Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.15% for Class I shares through February 28, 2013. TAM will consider renewal of and further reductions to these limits on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

          Mr. Harrell, the portfolio manager of the TS&W International Equity Portfolio, will act as portfolio manager of the New Fund.

          Trustees and Officers. The trustees and officers of the Trust (of which TS&W International Equity Portfolio is a series) are different from those of Transamerica Funds (of which the New Fund is a series). The following individuals comprise the Board of Trustees of the Trust: Robert Nesher (interested Trustee), William N. Doran (interested Trustee), Charles Carlbom, John K. Darr, Mitchell A Johnson, Betty L. Kirkorian, James M. Storey and George J. Sullivan.

          The following individuals comprise the Board of Trustees of Transamerica Funds: John K. Carter (interested Trustee), Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

          Independent Registered Public Accounting Firms (“Auditors”). TS&W International Equity Portfolio’s Auditor is PricewaterhouseCoopers LLP. The New Fund’s Auditor is Ernst & Young LLP.

          Other Service Providers. SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Trust. SEI Investments Distribution Co., an affiliate of the Administrator, serves as principal underwriter of the Trust. DST Systems, Inc. serves as the transfer agent to the Trust and Union Bank, NA serves as the Trust’s custodian.

          Transamerica Capital, Inc. (“TCI”), an affiliate of TAM, is the distributor for the New Fund. Transamerica Fund Services, Inc., an affiliate of TAM and TCI, serves as the administrator, transfer agent and bookkeeping and pricing agent for the New Fund. State Street Bank and Trust Company is custodian for the New Fund.

          Charter Documents. TS&W International Equity Portfolio is a series of a Massachusetts business trust. The New Fund is a series of a Delaware statutory trust. The Trust (of which TS&W International Equity Portfolio is a series) and Transamerica Funds (of which the New Fund is a series) are governed by their respective trust instruments, by-laws and applicable state law. Additional information about the trust instruments and by-laws of the Trust and Transamerica Funds is provided below.

          Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest of TS&W International Equity Portfolio. Shareholders have no preemptive rights.

          Transamerica Funds is authorized to issue an unlimited number of shares of beneficial interest of the New Fund, no par value, from an unlimited number of series of shares. Shares of each series of Transamerica Funds have no preemptive rights.

          Voting Rights. On each matter submitted to a vote of shareholders of TS&W International Equity Portfolio, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). On any matter submitted to a vote of shareholders of Transamerica Funds, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the shareholders of such series or classes shall be entitled to vote.

          Shareholder Meetings. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

          Shareholder Liability. Both the Trust and Transamerica Funds’ trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or Transamerica Funds or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of TS&W International Equity Portfolio or the New Fund, respectively.

          Trustee Liability. Both the Trust and Transamerica Funds indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and Transamerica Funds do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

          The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

Fundamental Investment Policies of the Funds

          TS&W International Equity Portfolio and the New Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The following table lists the fundamental investment policies for TS&W International Equity Portfolio and the New Fund.

TS&W International Equity Portfolio

The Fund will not:

Diversification

Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

Borrowing

Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund’s prospectus and SAI as they may be amended from time to time.

Senior Securities	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Underwriting Securities	Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

Real Estate

Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

Making Loans

Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund’s prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Concentration of Investments

Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Commodities

Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

New Fund

Diversification	The Fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Underwriting Securities

The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Real Estate

The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Making Loans	The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Concentration of Investments

The Fund may not “concentrate” its investments in a particular industry or group of industries except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Commodities

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

          General. The shareholders of TS&W International Equity Portfolio are being asked to approve a Reorganization of TS&W International Equity Portfolio into the New Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

          The Reorganization is structured as a transfer of all the assets of TS&W International Equity Portfolio to the New Fund in exchange for the assumption by the New Fund of all the liabilities of TS&W International Equity Portfolio and for the issuance and delivery to TS&W International Equity Portfolio of Reorganization Shares equal in value to the aggregate net asset value of TS&W International Equity Portfolio.

          After receipt of the Reorganization Shares, TS&W International Equity Portfolio will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of TS&W International Equity Portfolio, and the legal existence of TS&W International Equity Portfolio as a series of the Trust will be terminated. Shareholders of TS&W International Equity Portfolio will receive the number of full and fractional shares of Class I of the New Fund, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their TS&W International Equity Portfolio shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by TS&W International Equity Portfolio.

          The Board of Trustees of the Trust has voted to approve the Agreement and to recommend that shareholders also approve the Agreement and the transactions it contemplates. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of TS&W International Equity Portfolio entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of TS&W International Equity Portfolio are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of TS&W International Equity Portfolio.

          Agreement between TS&W and TAM. Pursuant to the Agreement, TAM and TS&W have agreed to share all costs associated with each Fund’s participation in the Reorganization.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit TAM and TS&W. TAM has engaged TS&W as the sub-adviser for the New Fund. TAM would benefit from the management fees it receives from the New Fund and from the addition of a fund with strong historical performance to the Transamerica family of funds, while TS&W would benefit from the sub-advisory fees it receives for managing the portfolio of the New Fund, and from Transamerica’s distribution capabilities which may result in asset growth over time.

TAM and TS&W have entered into an agreement under which TAM has agreed that, under certain circumstances, it (and not the New Fund) will pay to TS&W a specified amount if the TS&W sub-advisory agreement for the New Fund is terminated within a three-year period. TAM has also agreed, subject to its fiduciary duties as adviser to the New Fund, that it will not, for a three-year period, recommend the termination of the TS&W sub-advisory agreement without cause or the addition of an another sub-adviser unless the assets of the New Fund reach $5 billion or more. Neither the New Fund nor TS&W International Equity Portfolio is a party to the agreement, and the agreement is not binding upon the Funds or the Funds’ Boards. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the TS&W sub-advisory agreement for as long as the arrangements remain in effect. The board of each Fund received information about the agreement in connection with its consideration of the Reorganization.

          Board’s Considerations Relating to the Proposed Reorganization.

          At a meeting held on November 9, 2010, the Board of Trustees of the Trust unanimously approved the terms and conditions of the Agreement.

During the meeting, the Trustees, with the advice and assistance of counsel, reviewed and considered, among other things:

•	That TS&W will serve as the sub-adviser to the New Fund;
•	That TS&W International Equity Portfolio will not bear any costs associated with the Reorganization;
•

The same portfolio manager, using substantially the same investment strategies and portfolio management techniques used with respect to the TS&W International Equity Portfolio, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment policies as TS&W International Equity Portfolio, and the fundamental investment restrictions of the New Fund and TS&W International Equity Portfolio will be substantially similar;

•

Although the New Fund’s investment advisory fee will be higher, the pro forma overall gross and net expenses of the Class I shares of the New Fund, which shareholders of TS&W International Equity Portfolio will receive in the Reorganization, are lower than both the gross and net expenses of the current TS&W International Equity Portfolio shares;

•

TAM has agreed to cap the total expenses of Class I shares at 1.15%. Class I shares of the New Fund will carry no Rule 12b-1 distribution and service fees. TAM has contractually agreed to maintain this expense cap initially through February 28, 2013;

•

TS&W International Equity Portfolio could benefit from the potential long-term economies that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of TS&W International Equity Portfolio shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM could benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;
•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of TS&W International Equity Portfolio;

•	The current size ($75.3 million as of October 31, 2010) and limited prospects for future asset growth could impact the viability of the TS&W International Equity Portfolio absent this transaction; and

•	The TS&W International Equity Portfolio has not been able to attract sufficient assets so as to achieve desired economies of scale.

          In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. Based on all of the foregoing, the Board concluded that TS&W International Equity Portfolio’s participation in the proposed Reorganization would be in the best interests of TS&W International Equity Portfolio and would not dilute the interests of TS&W International Equity Portfolio’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that shareholders of TS&W International Equity Portfolio approve the Agreement and the transactions it contemplates.

          Agreement and Plan of Reorganization. The proposed Reorganization will be governed by the Agreement, the form of which is attached as Appendix 1. The Agreement provides that TS&W International Equity Portfolio will transfer all of its assets to the New Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all TS&W International Equity Portfolio’s liabilities. The Reorganization Shares will be issued on or about March 1, 2011, or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

          TS&W International Equity Portfolio will transfer all of its assets to the New Fund, and in exchange, the New Fund will assume all liabilities of TS&W International Equity Portfolio and deliver to TS&W International Equity Portfolio the number of full and fractional Class I shares of the New Fund having an aggregate net asset value equal to the net asset value of the shares of TS&W International Equity Portfolio. On or as soon after the Closing Date as is possible (the “Liquidation Date”), TS&W International Equity Portfolio will distribute in complete liquidation of TS&W International Equity Portfolio, pro rata to its shareholders of record, all of the Reorganization Shares received by TS&W International Equity Portfolio. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of TS&W International Equity Portfolio on the books of the New Fund to open accounts on the share records of the New Fund in the name of TS&W International Equity Portfolio shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of TS&W International Equity Portfolio will simultaneously be canceled on the books of TS&W International Equity Portfolio. As a result of the proposed transaction, each TS&W International Equity Portfolio shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Date to the value of TS&W International Equity Portfolio shares previously held by such shareholder.
          The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Trust on behalf of TS&W International Equity Portfolio and Transamerica Funds on behalf of the New Fund. In addition, either the Trust or Transamerica Funds may at its option terminate the Agreement at or before the Closing Date due to a determination by the Board of the Trust or the Board of Transamerica Funds that the consummation of the transactions contemplated therein is not in the best interests of TS&W International Equity Portfolio or the New Fund, respectively.

          Pursuant to the Agreement, TAM and TS&W have agreed to share all costs associated with each Fund’s participation in the Reorganization.

          Description of the Reorganization Shares. Reorganization Shares will be issued to TS&W International Equity Portfolio’s shareholders in accordance with the Agreement as described above. The Reorganization Shares will be Class I shares of the New Fund.

          Certain Federal Income Tax Consequences. It is a condition to each Fund’s obligation to consummate the Reorganization that the Funds receive a tax opinion from Bingham McCutchen LLP (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

(a)

The transfer of all the assets of TS&W International Equity Portfolio to the New Fund in exchange solely for Reorganization Shares and the assumption by the New Fund of all the liabilities of TS&W International Equity Portfolio followed by the pro rata distribution by TS&W International Equity Portfolio of all the Reorganization Shares to TS&W International Equity Portfolio shareholders in complete liquidation of TS&W International Equity Portfolio will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)

No gain or loss will be recognized by the New Fund upon the receipt of all the assets of TS&W International Equity Portfolio solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of TS&W International Equity Portfolio.

(c)

The basis in the hands of the New Fund of TS&W International Equity Portfolio’s assets transferred to the New Fund in the Reorganization will be the same as the basis of such assets to TS&W International Equity Portfolio immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by TS&W International Equity Portfolio upon the transfer.

(d)

The holding period of each such asset of TS&W International Equity Portfolio in the hands of the New Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by TS&W International Equity Portfolio (except where investment activities of the New Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(e)

No gain or loss will be recognized by TS&W International Equity Portfolio upon the transfer of all its assets to the New Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of TS&W International Equity Portfolio or upon the distribution of such Reorganization Shares by TS&W International Equity Portfolio to TS&W International Equity Portfolio’s shareholders in complete liquidation of TS&W International Equity Portfolio, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

(f)

No gain or loss will be recognized by TS&W International Equity Portfolio’s shareholders upon the exchange of their TS&W International Equity Portfolio shares solely for Reorganization Shares in the Reorganization.

(g)

The aggregate basis of the Reorganization Shares that each TS&W International Equity Portfolio shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her TS&W International Equity Portfolio shares exchanged therefore.

(h)

Each TS&W International Equity Portfolio shareholder’s holding period for his or her Reorganization Shares received in connection with the Reorganization will include the period during which he or she held the TS&W International Equity Portfolio shares exchanged therefore, provided that he or she held such TS&W International Equity Portfolio shares as capital assets on the date of the Reorganization.

(i)

The taxable year of TS&W International Equity Portfolio will not end as a result of the Reorganization. The part of the last taxable year of TS&W International Equity Portfolio beginning before the Reorganization will be included in the first taxable year of the New Fund ending after the Reorganization.

          Notwithstanding the above, no opinion will be expressed as to any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

          This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

          Capital Loss Carryforwards. Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Reorganization is not expected to result in limitations on the New Fund’s ability to use the capital loss carryforwards of the TS&W International Equity Portfolio that originated prior to the Reorganization.

          Capitalization. The following table shows, as of November 12, 2010, the capitalization of each Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
TS&W International Equity Portfolio	$75,850,941.73	$14.02	5,409,450.451
New Fund	—	—	—
Class I
Pro Forma New Fund	$75,850,941.73	$14.02	5,409,450.451
Class I

The Board of Trustees of the Trust, including the Disinterested Trustees, unanimously recommends approval of the
Agreement and the transactions it contemplates.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

          General. Pursuant to the Agreement, TAM and TS&W have agreed to share all costs associated with each Fund’s participation in the Reorganization.

          In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of TS&W or TAM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person. In addition, a representative from Computershare Fund Services (“Computershare”), a firm authorized by TAM to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail, by telephone or by internet. Computershare has been retained to assist in the solicitation of the proxies and it is estimated will receive approximately $8,059 for its services.

          As of November 23, 2010 (the “Record Date”), TS&W International Equity Portfolio had 5,420,976.457 shares outstanding.

          Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders

          The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders of TS&W International Equity Portfolio who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Other Matters to Come Before the Special Meeting

          The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum

          A majority of the outstanding shares of TS&W International Equity Portfolio constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting

          Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of TS&W International Equity Portfolio entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of TS&W International Equity Portfolio are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of TS&W International Equity Portfolio.

          Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting.

          The Trust has also arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

          Shareholders may also vote over the Internet by following the instructions in the enclosed materials. Shareholders will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using the proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

          For the Reorganization proposal, to the extent not designated, the shares will be voted FOR approval of the Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

          In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the Reorganization proposal.

Share Ownership

          As of the Record Date, the officers and trustees of each of the Trust and Transamerica Funds as a group beneficially owned less than 1% of the outstanding shares of TS&W International Equity Portfolio. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of TS&W International Equity Portfolio as of the Record Date:

Shareholder Name and Address	Amount of Beneficial Ownership	Percent
Charles Schwab & Co., Inc.	3,143,198.422	57.98%
101 Montgomery Street
San Francisco, CA 94104-4151

          As of the date of this Prospectus/Proxy Statement, no shares of the New Fund have been issued.

Appendix 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [   ] day of [   ], 20[   ], by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series Transamerica TS&W International Equity (the “Acquiring Fund”), and The Advisors’ Inner Circle Fund, a Massachusetts business trust (the “Acquired Trust”), with its principal place of business at 1 Freedom Valley Drive, Oaks, PA 19456-9989, on behalf of its series TS&W International Equity Portfolio (the “Acquired Fund”), and, solely for purposes of paragraphs 5.4, 5.11, 6.6 and 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”) and, solely for purposes of paragraphs 5.4 and 10.2, Thompson, Siegel & Walmsley LLC (“TS&W”).

          WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

          WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Acquired Fund;

          WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein;

          WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368of the Code and Treasury Regulations Section 1.368-2(g);

          WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, as set forth in paragraph 1.2, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the undesignated shares of beneficial interest (which are all of the shares of beneficial interest) of the Acquired Fund (the “Acquired Fund Shares”) and the liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

          WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

          WHEREAS, the Board of Trustees of the Acquired Trust (the “Acquired Trust Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL OF THE ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

          1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

          1.2 (a) The property and assets of the Acquired Trust attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, originals or copies of or access to all books and records of the Acquired Fund, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

               (b) The Acquired Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held securities of the Acquired Fund, and shall identify any investments of the Acquired Fund being fair valued by the Acquired Fund or being valued based on broker-dealer quotes.

          1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities that are then due and payable prior to the Valuation Date.

          1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Trust, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of the Acquired Fund Shares, and (b) liquidate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

          1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

          1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust, on behalf of the Acquired Fund. The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

          2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Trust Board, provided that: (i) prior to the Valuation Date, the Acquired Fund shall revise its valuation procedures to provide that 4:00 p.m., Eastern Time, currency exchange rates be used when converting foreign securities reported in local currency to U.S. dollars, and (ii) on the Valuation Date, the Acquired Fund shall employ the FT Interactive Data fair value model to fair value its foreign equity securities if the closing value of S&P 500 Index gains or loses 1.00% or more from the closing value of the index on the prior business day.

          2.2 The net asset value per share of the Acquiring Fund Shares of the Acquiring Fund shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Acquiring Trust Board.

3.	CLOSING AND CLOSING DATE

          3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be March 1, 2011, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the Acquiring Fund Shares is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, or at such other time and/or place as the parties may agree.

          3.2 At the Closing. the Acquired Trust shall direct Union Bank, N.A. (the “Acquired Fund Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Acquired Fund Custodian maintains as custodian for the Acquired Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for the accounts of the Acquiring Fund that the Acquiring Fund Custodian maintains as custodian for the Acquiring Fund. The Acquired Trust shall, within one business day after the Closing, deliver to the Acquiring Trust a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

          3.3 The Acquired Trust shall direct DST Systems, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Trust, within one business day after the Closing, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. Within one business day after the Closing, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

          3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

          4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 of this Agreement, the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

               (a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended (the “Acquired Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Trust. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

               (b) The Acquired Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

               (d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Trust) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (e) On the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

               (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result, in a material violation of Massachusetts law or of the Acquired Trust Declaration or the by-laws of the Acquired Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

               (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

               (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

               (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

               (j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

               (k) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired

Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no outstanding assessment has been asserted with respect to such returns.

               (l) The Acquired Fund is a separate series of the Acquired Trust that is treated as a corporation separate from any and all other series of the Acquired Trust under Section 851(g) of the Code. At the end of its first taxable year following its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code, and the Acquired Fund is not liable for any such tax that has not been paid. There is no other tax liability (including any foreign, state, or local tax liability) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.

               (m) All issued and outstanding Acquired Fund Shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of the Acquired Fund.

               (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Trust Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

               (o) The information to be furnished by the Acquired Trust, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

               (p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated herein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein), material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

               (q) The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, the 1940 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the three (3) year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under 1933 Act, the 1934 Act and the 1940 Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

               (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

               (s) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

          4.2 Except as has been fully disclosed to the Acquired Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:

               (a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Trust’s Declaration of Trust, as amended (the “Acquiring Trust Declaration”), to own all of the assets of the Acquiring Fund and to carry on its business contemplated by this Agreement. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

               (b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

               (d) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Trust Declaration or the by-laws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

               (f) The Acquiring Fund is a separate series of the Acquiring Trust that, immediately after the Reorganization, will be treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code.

               (g) On the Closing Date, all issued and outstanding Acquiring Fund Shares will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

               (h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

               (i) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

               (j) The Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund will not have any assets or liabilities or have carried on any business activities.

               (k) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations). It has not yet filed its first U.S. federal income tax return and, thus, has not elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the Closing Date and for subsequent taxable periods, the Acquiring Trust reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

               (l) The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Acquiring Trust, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1933 Act and the 1940 Act and the rules and regulations thereunder.

               (m) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

               (n) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

5.	COVENANTS

          The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

          5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

          5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.3 The Acquired Trust, on behalf of the Acquired Fund, will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

          5.4 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, TAM, and TS&W, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.5 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement as promptly as practicable.

          5.6 The Acquired Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

          5.7 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

          5.8 The Acquired Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.9 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Trust, on behalf of the Acquired Fund, will provide to the Acquiring Trust such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

          5.10 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Acquiring Fund Shares under the 1933 Act and the 1940 Act.

          5.11 From the Closing Date through February 28, 2013, TAM agrees to waive fees or reimburse expenses of Class I shares of the Acquiring Fund so that total annual operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other extraordinary expenses as determined under generally accepted accounting principles) for Class I shares of the Acquiring Fund do not exceed 1.15%. TAM is entitled to reimbursement by the Acquiring Fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized operating expenses, excluding extraordinary expenses, for Class I shares of the Acquiring Fund are less than 1.15%.

          5.12 The Acquiring Trust, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former Trustees and officers, acting in their capacities as such, under the Acquired Trust’s Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

          5.13 For the period beginning at the Closing Date and ending no less than six years thereafter, the Acquired Trust shall provide or cause to be provided “run-off” directors and officers errors and omissions insurance policy(ies) which cover(s) the present and former Trustees and officers of the of the Acquired Trust, with respect to the Acquired Fund.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the Reorganization shall be subject, at the Acquired Trust’s election, to the following conditions with respect to the Acquired Fund:

          6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

          6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

          6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Trust shall reasonably request.

          6.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

          6.6 Prior to the Closing Date, TAM, as the sole initial shareholder of the Acquiring Fund, shall have, among other things, approved (i) the Investment Advisory Agreement between the Acquiring Trust, on behalf of the Acquiring Fund, and TAM, (ii) the Investment Sub-Advisory Agreement between TAM and TS&W and (iii) the Acquiring Fund’s adoption of a “manager of managers” structure, pursuant to which the Acquiring Fund’s investment adviser is authorized to enter into and amend contracts with investment sub-advisers without the prior approval of the Acquiring Fund’s shareholders, in the manner contemplated by the order of the Commission granting the Acquiring Fund and its investment adviser exemptive relief from Section 15(a) of the 1940 Act and Rule 18f-2 thereunder (1940 Act Rel. No. 23379).

          6.7 The tax representation certificate delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to paragraph 8.5 hereof shall not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject, at the Acquiring Trust’s election, to the following conditions with respect to the Acquiring Fund:

          7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date.

          7.3 The Acquired Trust shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Trust on behalf of the Acquired Fund. The Acquired Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

          7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in the name of the Acquired Trust, on behalf of the Acquired Fund, by the Acquired Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust shall reasonably request.

          7.5 The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

          7.6 The tax representation certificate delivered by the Acquired Trust, on behalf of the Acquired Fund, to Bingham McCutchen LLP pursuant to paragraph 8.5 shall not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Trust Declaration, the by-laws of the Acquired Trust, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.1.

          8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Trust, with respect to the Acquired Fund, or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

          8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

          8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Trust, on behalf of the Acquired Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each such Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of the Acquired Fund upon the exchange of their Acquired Fund

Shares solely for the Acquiring Fund Shares of the Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that the Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; (viii) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Acquired Fund will not end as a result of the Reorganization, and the part of the last taxable year of the Acquired Fund beginning before the Reorganization will be included in the first taxable year of the Acquiring Fund ending after the Reorganization. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of ordinary and customary representations it shall request of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.5.

          8.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Trust, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Acquired Trust, with respect to the Acquired Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Trust Declaration or the by-laws of the Acquired Trust. Such opinion may state that it is solely for the benefit of the Acquiring Trust and the Acquiring Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

          8.7 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Trust Declaration or the by-laws of the Acquiring Trust. Such opinion may state that it is solely for the benefit of the Acquired Trust and the Acquired Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

          8.8 The Acquired Trust, on behalf of the Acquired Fund, shall have completed to its satisfaction its review of the Acquiring Fund’s books and records.

          8.9 The Acquiring Trust, on behalf of the Acquiring Fund, shall have completed to its satisfaction its review of the Acquired Fund’s books and records.

9.	INDEMNIFICATION

          9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquired Trust and the members of the Acquired Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust Board or its officers prior to the Closing Date, provided that such indemnification by the

Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

          9.2 The Acquired Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Trust and the members of the Acquiring Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Trust or the members of the Acquired Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

          10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          10.2 TAM or an affiliate and TS&W or an affiliate will each be responsible for one-half of the expenses incurred in connection with the Reorganization (including legal, tax, proxy solicitation, printing and mailing costs as well as other costs associated with the Reorganization). Notwithstanding the foregoing, (1) TAM or an affiliate shall be liable, subject to a maximum amount of $16,667, for no more than one-third of the fee charged to the Acquired Fund in connection with the Acquired Fund’s termination of the Administration Agreement dated November 14, 1991 and restated as of November 12, 2002 between the Acquired Trust, on behalf of the Acquired Fund, and SEI Global Funds Services, and (2) TS&W or an affiliate shall be liable for all other fees incurred by the Acquired Fund in connection with the Acquired Fund’s termination of any agreement in connection with the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          11.1 The Acquiring Trust and the Acquired Trust agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

               12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) in the event of a breach by the other party of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days.

(b) by resolution of the Acquiring Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund; or

(c) by resolution of the Acquired Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund.

               12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquiring Trust or the Acquired Trust. In the event of a termination under (a) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Trust or the Acquired Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	PUBLICITY; CONFIDENTIALITY

               15.1 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent any party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

               15.2 The parties, TAM and TS&W (for purposes of this paragraph 15.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such Protected Person; (iv) if it was already known to such Protected Person on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, the Protected Persons agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such Protected Person; (iii) if it was already known to such Protected Person on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

          16.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          16.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

          16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          16.5 The Acquired Trust Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Acquired Trust Declaration, the obligations of the Acquired Trust with respect to the Acquired Fund entered into in the name or on behalf of the Acquired Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Acquired Trust personally, but bind only the assets of the Acquired Trust belonging to the Acquired Fund, and all persons dealing with any series or funds of the Acquired Trust must look solely to the assets of the Acquired Trust belonging to such series or fund for the enforcement of any claims against the Acquired Trust.

[Rest of page intentionally left blank]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS,
on behalf of its series Transamerica TS&W International Equity

By:

Name:

Title:

THE ADVISORS’ INNER CIRCLE FUND,
on behalf of its series TS&W International Equity Portfolio

By:

Name:

Title:

Solely for purposes of paragraphs 5.4, 5.11, 6.6 and 10.2 of the Agreement:
TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name:

Title:

Solely for purposes of paragraphs 5.4 and 10.2 of the Agreement:
THOMPSON, SIEGEL & WALMSLEY LLC

By:

Name:

Title:

SCHEDULE 4.1

SCHEDULE 4.2

Part B

TRANSAMERICA FUNDS

TRANSAMERICA TS&W INTERNATIONAL EQUITY

Relating to the Acquisition of the Assets and Liabilities of
TS&W International Equity Portfolio

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

December 22, 2010

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated December 22, 2010 (the “Prospectus/Proxy Statement”), which relates to the shares of Transamerica TS&W International Equity (the “New Fund” or the “fund”)), a newly created series of Transamerica Funds, to be issued in exchange for shares of the TS&W International Equity Portfolio, a series portfolio of The Advisors’ Inner Circle Fund. At a Special Meeting of Shareholders of TS&W International Equity Portfolio to be held on February 16, 2011 at 10:00 a.m. Eastern Time, shareholders of TS&W International Equity Portfolio will be asked to approve the reorganization of TS&W International Equity Portfolio into the New Fund, as described in the Prospectus/Proxy Statement (the “Reorganization”).

          Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

          To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to the New Fund at the address shown above or call the number shown above.

          The audited financial statements, financial highlights and related independent registered public accounting firm’s reports for TS&W International Equity Portfolio are contained in its Annual Report for the fiscal year ended October 31, 2010, which is incorporated herein by reference only insofar as it relates to TS&W International Equity Portfolio. No other parts of the Annual Report are incorporated by reference herein.

          The New Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of TS&W International Equity Portfolio. For this reason, the financial statements of the New Fund and the pro forma financial statements of the New Fund have not been included herein.

i

TABLE OF CONTENTS
(continued)

ii

INTRODUCTION

This SAI is intended to supplement the Prospectus/Proxy Statement relating specifically to the proposed transfer of all of the assets of TS&W International Equity Portfolio, and the assumption of the liabilities of TS&W International Equity Portfolio by, the New Fund in exchange for shares of the New Fund. Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the additional information regarding the New Fund below and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.

TS&W International Equity Portfolio’s Prospectus dated March 1, 2010 (File Nos. 033-42484; 811-06400), as filed with the SEC on March 1, 2010 (Accession No. 0001135428-10-000062) is incorporated herein by reference.

2.

TS&W International Equity Portfolio’s SAI dated March 1, 2010 (File Nos. 033-42484; 811-06400), as filed with the SEC on March 1, 2010 (Accession No. 0001135428-10-000062) is incorporated herein by reference.

3

TS&W International Equity Portfolio’s Prospectus and SAI Supplement, dated July 13, 2010 (File Nos. 033-42484; 811-06400), as filed with the SEC on July 13, 2010 (Accession No. 0001135428-10-000255) is incorporated herein by reference.

4.

TS&W International Equity Portfolio’s Prospectus Supplement, dated November 17, 2010 (File Nos. 033-42484; 811-06400), as filed with the SEC on November 17, 2010 (Accession No. 0001135428-10-000553) is incorporated herein by reference.

5.

TS&W International Equity Portfolio’s Annual Report for the fiscal year ended October 31, 2010 (File Nos. 033-42484; 811-06400), as filed with the SEC on December 17, 2010 (Accession No. 0000950123-10-114656) is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT TRANSAMERICA TS&W INTERNATIONAL EQUITY

FUND HISTORY

Transamerica TS&W International Equity (the “New Fund” or the “fund”) is a newly-organized series of Transamerica Funds, a Delaware statutory trust (the “Trust”).

INVESTMENT OBJECTIVE

The prospectus discusses the investment objective of the fund and the policies the fund employs to achieve its objective. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that the fund will, in fact, achieve its objective. The fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in the prospectus, the fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of the fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval. The fund has adopted, as applicable, the following fundamental policies:

1. Diversification

The fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrowing

The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. Senior Securities

The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Underwriting Securities

The fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. Real Estate

The fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Making Loans

The fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments

The fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

8. Commodities

The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL POLICIES

Furthermore, the fund has adopted the following non-fundamental policies, which may be changed by Transamerica Funds’ Board of Trustees of the fund without shareholder approval.

(A) Exercising Control or Management

The fund may not invest in companies for the purposes of exercising control or management.

(B) Illiquid Securities

The fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

OTHER POLICIES AND PRACTICES OF THE FUNDS

The following investments are subject to all applicable rules and regulations and to limitations as set forth in the fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the Prospectus/Proxy Statement, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, the fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. The fund also may write call options that are not covered for cross-hedging purposes. The New Fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on the New Fund’s writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.

The New Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, the fund will effect a “closing purchase transaction” -- the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the fund previously has written. If the New Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the New Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the New Fund will forego the potential benefit represented by market appreciation over the exercise price.

A put option written by the New Fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the New Fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the New Fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by the New Fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the New Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the New Fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.

When the New Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the fund is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a fund will realize a gain or loss.

Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance the fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, the fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.

Once the decision to write a call option has been made, the New Fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

The New Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When a fund purchases put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to a fund at a higher price than its current market value. The fund retains the premium received from writing a put option whether or not the option is exercised.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Options on Foreign Currencies. The New Fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect a fund against price movements in the securities that are attributable to other causes.

The New Fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The New Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) a fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the fund’s custodian.

The New Fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.

Futures Contracts and Options thereon. The New Fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The New Fund may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The New Fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.

At the inception of a futures contract, a fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. A fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

If the New Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the funds and their adviser, the funds and the adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The New Fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). Forward currency contracts are not considered to be an investment in a foreign government for industry concentration purposes.

The New Fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The New Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

The New Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The New Fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If the New Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the New Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the New Fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The New Fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The New Fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The New Fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.

If the New Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The fund’s sub-adviser has determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.

Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the Prospectus/Proxy Statement, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The fund’s sub-adviser may use these opportunities to the extent they are consistent with the fund’s investment objective and as are permitted by a fund’s investment limitations and applicable regulatory requirements.

Credit Default Swaps. The New Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

The New Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

Total Rate of Return Swaps. The New Fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Swaptions. The New Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

Euro Instruments. The New Fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. The New Fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

Special Investment Considerations and Risks. The use of options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”) is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Financial Instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire and in certain instances to hedge against market sectors in which a fund has invested or expects to invest. In addition, a fund’s ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.

The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a fund and even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The New Fund’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a closing transaction. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a fund. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a fund with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use Financial Instruments effectively for their intended purposes.

The New Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, such fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

Certain Financial Instruments transactions may have a leveraging effect on the funds, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the funds engage in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the funds.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the fund that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that the New Fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Exchange Rate-Related U.S. Government Securities. To the extent permitted by the New Fund’s investment policies, a fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FOREIGN INVESTMENTS

The New Fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

The New Fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

The New Fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. The New Fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the New Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the New Fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Sovereign Debt Securities. The New Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Except for funds that are permitted to invest in emerging markets, these funds expect to generally invest in developed countries. Developed countries include, without limitation, Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The New Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets. The New Fund may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The New Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the New Fund’s investments in such securities.

Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

The New Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

SHORT SALES

The New Fund may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government Securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, the New Fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, the New Fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

The New Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Each of Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy may also gain exposure to the commodity markets through investments in a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the fund’s investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which are generally subject to federal income tax when distributed to a fund’s shareholders. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, the fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Federal income tax law requires holders of zero-coupon securities, deferred interest securities, and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even if prior to the receipt of the corresponding cash payment. A fund may also elect to include in income currently any market discount accruing on securities purchased with such market discount. In order to qualify for treatment as a “regulated investment company” under the Code, a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

The New Fund may enter into dollar rolls transactions, pursuant to which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed below.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-RELATED SECURITIES

The New Fund may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which the funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a fund will receive when these amounts are reinvested. The U.S. government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If the fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. See “Income-Producing Securities, Recent Market Events.”

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The New Fund may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

The New Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing and/or disposing of asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

INCOME-PRODUCING SECURITIES

The New Fund may invest in income-producing securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the fund.

The New Fund will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Fund Securities. The New Fund generally intends to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

The New Fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party’s ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

In the event that a security is rated by different agencies and receives different ratings from these agencies, unless the fund’s prospectus provides otherwise, a fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The New Fund may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s Investors Services, Inc. (“Moody’s”) and CC or lower by Standard and Poor’s Ratings Group (“S&P”)) or which, if unrated, are in the judgment of the sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, the New Fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the sub-adviser will consider the event in determining whether the fund should continue to hold the security.

LENDING OF FUND SECURITIES

The fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the fund must receive at least 102% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the fund does not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the fund, the fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, the fund has the obligation to return cash or collateral delivered by the borrower. The fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions the fund may invest up to 15% of its net assets in illiquid securities, including restricted securities that are illiquid.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.

Except where provided otherwise under “Non-Fundamental Policies,” to the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The fund’s Board of Trustees has authorized the fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, the fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The fund may invest in various types of municipal obligations, including, without limitation, the following:

Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Although dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, dividends of interest income on municipal obligations issued in 2009 and 2010 generally will not be included in the current earnings adjustment.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds. The fund may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which the fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates. Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating Particularly to Municipal Obligations. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

The fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

LOANS

The New Fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. The fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The New Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

COMMON STOCKS

Subject to its investment restrictions, the fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the fund may invest in other equity securities and equity equivalents, including securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Preferred Stocks. Subject to the fund’s investment restrictions, the fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. Subject to its investment restrictions, the fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the funds might invest.

Master Limited Partnerships. The fund may invest in Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of the fund’s assets.

EVENT-LINKED BONDS

The fund may invest a portion of its assets in ‘‘event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.’’ If a trigger event occurs, the fund may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

The New Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the fund’s prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, the fund may enter into repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.

All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable fund a valid, perfected security interest in the collateral.

The fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for the fund and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The New Fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. The New Fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

Subject to its investment restrictions, the fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the fund’s custodian to cover its obligation under the agreement. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the fund deems creditworthy.

Reverse repurchase agreements may expose the fund to greater fluctuations in the value of its assets. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if a fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The New Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

PASS-THROUGH SECURITIES

The New Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the fund.

WARRANTS AND RIGHTS

Subject to its investment restrictions, the fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

At times the fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

CERTAIN OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

Corporate Debt Securities. The fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

International Agency Obligations. The fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, the fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. A fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

Variable- or Floating-Rate Securities. Subject to its investment restrictions, the New Fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.

PORTFOLIO TURNOVER RATE

Changes may be made in the fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and the fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for the fund is calculated by dividing the lesser of the fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the fund’s portfolio holdings. The fund’s service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the fund’s policies.

The New Fund, or its duly authorized service providers, may publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the fund’s completed purchases and sales may only be made available after the public disclosure of the fund’s portfolio holdings.

The fund will publish all portfolio holdings on a quarterly basis on its website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the fund’s investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser’s compliance department or the fund’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the fund’s policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of the fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises each respective fund’s investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.

Investment Adviser Compensation
TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund’s average daily net assets). The table below lists those percentages.

Fund Name	Percentage of Average Daily Net Assets

Transamerica TS&W International Equity

0.80% up to $250 million of average daily net assets; 0.75% of the next $250 million of average daily assets; 0.725% of the next $500 million of average daily net assets; and 0.70% of average daily net assets in excess of $1 billion.

Advisory Agreement

The duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement for the fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of the fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of the fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

The fund pays its allocable share of the fees and expenses of a fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

Expense Limitation

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other extraordinary expenses as determined under generally accepted accounting principles, exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (“expense cap”). The fund may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (“36-month reimbursement”), but only if, after such reimbursement, the fund’s expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement and can be terminated by the fund’s Board of Trustees at any time.

The expense cap for the fund is listed in the following table.

Fund Name	Expense Cap

CLASS I

Transamerica TS&W International Equity	1.15%*

*Effective as of the closing date of the Reorganization, through February 28, 2013.

Total Advisory Fees Paid by the Funds

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

SUB-ADVISER

Thompson, Siegel & Walmsley, LLC, (“TS&W”), located at 6806 Paragon Place, Suite 300, Richmond, VA 23230, serves as sub-adviser to Transamerica TS&W International Equity pursuant to a sub-advisory agreement with TAM.

TAM, and not the fund, pays the sub-adviser for its services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the fund’s average daily net assets:

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica TS&W International Equity	TS&W

0.40% up to $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; 0.325% the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion

Sub-Advisory Fees Paid

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, the sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by the fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which the fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by the sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Information about the Fund’s Portfolio Managers

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in the fund’s prospectus.

UNDERWRITING COMMISSION

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of the fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. The fund will pay 0.02% of its daily net assets to TFS for such administrative services.

The administrative duties of TFS with respect to the fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the fund; authorizing expenditures and approving bills for payment on behalf of the fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund.

                    TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for the fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. For its services as transfer agent, TFS receives fees from the fund (by share class) as follows:

Class I1

Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Omnibus Service Fee	$35,000
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps

[1]Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, Shareholder Confirmations, Information Storage, 12b-1 Billing, Networking, Vision, and Fan Mail, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

TRANSFER AGENCY FEES
(Fees and Expenses Net of Brokerage Credits)

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for the fund and negotiation of commission rates are made by the fund’s sub-adviser, whose policy is to seek to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for the fund specifically provide that in placing portfolio transactions for the fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In selecting brokers and dealers and in negotiating commissions, the fund’s sub-adviser may consider a number of factors, including but not limited to:

•	The sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

•	The nature of the security being traded;

•	The size and type of the transaction;

•	The nature and character of the markets for the security to be purchased or sold;

•	The desired timing of the trade;

•	The activity existing and expected in the market for the particular security;

•	The quality of the execution, clearance and settlement services;

•	Financial stability;

•	The existence of actual or apparent operational problems of any broker or dealer; and

•	Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

•

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

•

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

•

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the fund’s sub-adviser provide research and other services described above.

The sub-adviser may use research products and services in servicing other accounts in addition to the funds. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

When a fund purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the fund’s Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

The sub-adviser, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs the fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the fund and the operation of the Trust by its officers. The Board also reviews the management of the fund’s assets by the investment adviser and its respective sub-adviser. The fund is among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 151 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006– present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present),

				151	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

			Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

			Vice President, AFSG Securities Corporation (2001 –present);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

			Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present);	151	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

			Partner, KPMG (1975 – 1999);

			Board Member, TII (2003 – present); and

			Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);	151	N/A

			Board Member, TST (2001 – present);

			Board Member, Transamerica Funds and TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – present);

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

			Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	151	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	151	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	151	N/A

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Director, Iowa Student Loan Service Corporation (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	151	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present);	151	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, TPP (2002 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – present); and

Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	151	Honorary Trustee, Bryant University (1996 – present)

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present);	151	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary,
Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009	Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Assistant Secretary, TII (2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 - present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the fund’s board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the fund’s investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2009, the Audit Committee met five times and the Nominating Committee met one time.

Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2009. Information concerning the fund is not shown, because the fund had not commenced operations prior to the date of this SAI.

Name of Trustee	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group

John K. Carter*	Over $100,000
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Neal M. Jewell**	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	Over $100,000
Joyce G. Norden	None
Patricia L. Sawyer	$10,001-$50,000
John W. Waechter	Over $100,000

*	Interested person under the 1940 Act by virtue of his position with TAM and its affiliates.
**	Neal M. Jewell retired from his position as a Board Member of the Trust on January 1, 2010.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the fund.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust, except for the Chief Compliance Officer.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 12, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following table provides compensation amounts paid to Independent Trustees for the fiscal year ended October 31, 2009.

COMPENSATION TABLE

Name of Trustee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(10)
Sandra N. Bane	—	$202,633
Leo J. Hill	—	$241,600
David W. Jennings	—	$60,467
Neal M. Jewell*	—	$209,600
Russell A. Kimball, Jr.	—	$201,600
Eugene M. Mannella	—	$201,600
Norman R. Nielsen	—	$201,600
Joyce G. Norden	—	$201,600
Patricia L. Sawyer	—	$204,600
John W. Waechter	—	$216,600

*	Neal M. Jewell retired from his position as a Board Member of the Trust on January 1, 2010.

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.

As of October 31, 2009, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees
Transamerica Funds
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of the fund is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).

Investors may purchase shares of the fund at the “offering price” of the shares, which is the NAV per share plus any applicable initial sales charge.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

For investments in separate accounts of insurance companies that invest in Class I shares of the fund, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV is Determined

The NAV of the fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date.

SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the fund’s prospectus.

PURCHASE OF SHARES

CLASS I SHARES

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Fund’s affiliates. The minimum investment for Class I shares will be $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

The fund will also offer Class A, Class C and Class I2 shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

The fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

RETIREMENT PLANS

CLASS I SHARES

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class I shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

TAXES

The fund expects to qualify in its first year, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). The fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the fund is generally permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. The fund may not carry forward any losses other than net capital losses.

Assuming the fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.

Distributions by the fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the funds to noncorporate taxpayers are generally treated for U.S. federal income tax purposes:

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Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•

Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A fund that invests in a number of other RICs (an “asset allocation fund”) will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An asset allocation fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the asset allocation fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the asset allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an asset allocation fund and therefore may not be offset by any short-term capital losses incurred by that asset allocation fund. Thus, an asset allocation fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the asset allocation funds could adversely affect the amount, timing and character of distributions to their shareholders. The asset allocation funds will also not be able to pass through from underlying funds any potential benefit from the foreign tax credit or the tax-exempt status of income derived from certain state or municipal obligations.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Passive Foreign Investment Companies – The fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

The fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which the fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales — The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding – The fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Money Market), paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years beginning before January 1, 2010, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

PRINCIPAL SHAREHOLDERS

Because the fund will not commence operations prior to the date of this SAI, the Trustees and officers of the fund did not beneficially own any securities of the fund as of the date of this SAI. For the same reason, to the knowledge of the management, as of the date of this SAI, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of the fund.

MISCELLANEOUS

ORGANIZATION

The fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of the fund are divided into four classes: Class A, Class C, Class I and Class I2. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, and Class C shares are subject to ongoing distribution and service fees and Class I and Class I2 shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Ernst and Young LLP, located at 5 Times Square, New York, NY 10036-6530, serves as independent registered certified public accounting firm for Transamerica Funds.

CODES OF ETHICS

Transamerica Funds, TAM, the sub-adviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, the sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The fund seeks to assure that proxies received by the funds are voted in the best interests of the fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

The fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to the fund, which in turn delegates proxy voting authority for most portfolios of the fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of the fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the fund and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Board of the fund has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the fund. Securities on loan generally are voted by the borrower of such securities. Should the Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

FINANCIAL STATEMENTS

The New Fund is expected to commence operations on March 1, 2011. The Semi-Annual Report for the fund for the fiscal period ending April 30, 2011 will be sent to shareholders once it becomes available.

The New Fund is newly organized and is proposed to acquire the assets and assumed the liabilities of TS&W International Equity Portfolio in exchange for shares of the New Fund. For financial statement purposes, TS&W International Equity Portfolio will be the accounting survivor of the reorganization. As accounting survivor, TS&W International Equity Portfolio’s operating history will be used for financial reporting purposes.

APPENDIX A

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I.	Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II.	TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.	Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV.	Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V.	Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

	A.	Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

	B.	Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:
a) its Sub-Adviser Proxy Policy;

b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

          2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

          3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

          4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.	Subsequent Review

          TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D.	Record of Proxy Votes Exercised by Sub-Adviser

          The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI.	TAM Exercise of Proxy Voting Authority

	A.	Use of Independent Third Party

          If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B.	Conflict with View of Independent Third Party

          If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C.	Asset Allocation Portfolios

          For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII.	Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII.	Recordkeeping

	A.	Records Generally Maintained

          In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

	1.	the TAM Proxy Voting Policy; and
	2.	records of Fund client requests for TAM proxy voting information.

B.	Records for TAM Exercise of Proxy Voting Authority

          In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C.	Records Pertaining to Sub-Adviser Proxy Policies

          The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.

          If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D.	Time Periods for Record Retention

          All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX.	Provision of TAM Proxy Policy to Fund Clients

          The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13,, 2009

Thompson, Siegel & Walmsley LLC (“TS&W”)

PROXY VOTING POLICY

TS&W has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities, domestic and foreign, consistent with the best economic interests of its clients. TS&W maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices in Form ADV Part II. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

TS&W’s Proxy Coordinator(s) have the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementing and disclosure including outlining our voting guidelines in our procedures is the responsibility of the CCO/ACO. TS&W has retained the services of Risk Metrics Group, Inc. (“RMG”), formerly Institutional Shareholder Services (ISS). RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940. It is a leading provider of proxy voting and corporate governance services and serves more than 1700 institutions. RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of RMG’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

•	Executive & Director Compensation

•	Equity Compensation Plans

•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies

•	Shareholder Proposals on Compensation

•	Corporate Responsibility

•	Consumer Issues and Public Safety

•	Environment and Energy

•	General Corporate Issues

•	Labor Standards and Human Rights

•	Military Business

•	Workplace Diversity

•	Mutual Fund Proxies

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general procedures regarding the voting of proxies is as follows:

Procedure

TS&W has adopted various procedures and internal controls to review, monitor and ensure the firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

Upon timely receipt of proxy materials, RMG will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

The Proxy Coordinator will monitor the voting process at RMG via Proxy Exchange website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.

For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.

TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

An Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Proxy Exchange website and email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

All domestic and foreign security proxies are voted solely in the best interest of clients on a best efforts basis.

Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Disclosure

TS&W will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how TS&W voted a client’s proxies, and that clients may request a copy of these policies and procedures.

See Addenda ADV Part II -11 B (3) - Proxy Voting Policy.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator(s).

•

In response to any request the Proxy Coordinator(s) will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how TS&W voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•

TS&W has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TS&W will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, RMG will vote proxies in the best interests of each particular client. RMG’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TS&W’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•	RMG will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, RMG will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of RMG’s U.S. and International voting guidelines are available at: www.riskmetrics.com/policy/2010/policy_information.

Conflicts of Interest

•

TS&W will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TS&W with the issuer of each security to determine if TS&W or any of its associates has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the CCO will disclose the conflict to the affected client(s), to give the client(s) an opportunity to vote the proxy. TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

•	TS&W will maintain a record of the voting resolution of any conflict of interest.

Practical Limitations Relating to Proxy Voting

TS&W makes a best effort to vote proxies. In certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value: Where TS&W has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting;

•

Securities Lending: If securities are on loan at the record date, the client lending the security cannot vote the proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have the opportunity to recall the security prior to the record date; and

•

Failure to receive proxy statements: TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TS&W and/or RMG shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that RMG receives;

•	A record of each vote that RMG casts on behalf of TS&W;

•	Any document RMG created that was material to making a decision how to vote proxies, or that memorializes that decision; and

•	A copy of each written request from a client for information on how RMG voted such client’s proxies, and a copy of any written response.

APPENDIX B

PORTFOLIO MANAGERS

Transamerica TS&W International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Brandon H. Harrell	0	$0	0	$0	1	$4.6 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell	0	$0	0	$0	0	$0

Conflict of Interest
The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the fund. However, the TS&W has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation
TS&W compensates the fund’s portfolio manager for his management of the fund. Compensation for TS&W’s investment professionals, including the portfolio manager for the fund, is determined by a formal evaluation process each year. That evaluation includes the professional’s own self-assessment of their year’s work relative to their responsibilities, and also includes peer and supervisor evaluations. For example, TS&W has a team that manages the TS&W Equity Portfolio and the lead portfolio manager for that team also has other responsibilities including:

Chairman of the Investment Policy Committee, specific research coverage responsibilities, portfolio management for over fifty individual portfolios, in addition to the Equity Portfolio, and client servicing for many of those portfolios. That manager does their own self-assessment; the Research Director evaluates their research responsibilities; the Management Committee evaluates their work as Chairman of the Investment Policy Committee; and the Portfolio Management Committee evaluates their portfolio management responsibilities. All of that input goes to the Remuneration Committee of the Adviser’s Board and they determine the specific compensation, salary plus bonus, for the individual. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner.

TS&W’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan and a long-term incentive plan. The TS&W Funds’ total assets under management are approximately 2.2% of the total firm assets. As previously stated, total compensation is not related to fund performance.

TS&W determines profitability for the fund by prorating the assets in the fund to its total firm assets and applying that percentage to the operating expenses of the firm and compensation of the firm.

Ownership of Securities

As of the date of this SAI, the portfolio manager did not beneficially own any equity securities in the fund.

APPENDIX C

MORE ON STRATEGIES AND RISKS

ACTIVE TRADING

Securities may be sold without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

ASSET-BACKED SECURITIES

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.

If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metals related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Certain funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BANK OBLIGATIONS

If a fund concentrates in U.S. bank obligations, a fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

■

CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

■

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

■

DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

■

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

■

LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

■

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

COMMODITIES

To the extent a fund invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds.

COMMON STOCKS

Stocks may be volatile – their prices may go up and down dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund’s prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry other than U.S. government securities and its agencies. In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CPIU MEASUREMENT

The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

CREDIT-MONEY MARKET FUNDS

An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

CREDIT-NON-MONEY FUNDS

If an issuer or guarantor of a security held by a fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

CURRENCY

When a fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls and speculation.

CURRENCY HEDGING

A fund may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended; and a fund may be worse off than if it had not used a hedging instrument.

DEFENSIVE INVESTING

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

DERIVATIVES

Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

DIVERSIFICATION

The 1940 Act classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

The fund is diversified under the 1940 Act.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

EQUITY SECURITIES

Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

EXCHANGE-TRADED FUNDS (“ETFS”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FIXED-INCOME INSTRUMENTS

Some funds invest in “Fixed-Income Instruments,” which include, among others:

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securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

■	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
■	mortgage-backed and other asset-backed securities;
■	inflation-indexed bonds issued both by governments and corporations;
■	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
■	delayed funding loans and revolving credit facilities;
■	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
■	repurchase agreements and reverse repurchase agreements;
■	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
■	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
■	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

■	market risk: fluctuations in market value
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interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

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prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

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extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

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default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some funds also may invest in derivatives based on fixed-income instruments.

FOCUSED INVESTING

To the extent the fund invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

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CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

■	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

■	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

■	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

■	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

■	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

■	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

■	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

■	HIGHER CUSTODIAL CHARGES. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

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VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

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POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

■	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

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CURRENCY HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

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EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; and, therefore, they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

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MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

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LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

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LEVERAGE RISK. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

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MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the fund had not used such instruments.

GEOGRAPHIC

To the extent the fund invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund will be more susceptible to negative events affecting those countries or that region and could be more volatile than the performance of a more geographically diverse fund. Geographic risk is especially high in emerging markets.

GROWTH STOCKS

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

INCREASE IN EXPENSES

Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

INFLATION

A fund is subject to the risk that the value of assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline, as can the value of the fund’s distributions. This risk is more pronounced for funds that invest a substantial portion of their assets in fixed-income securities with longer maturities.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The fund’s yield will tend to lag behind general changes in interest rates. The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

INVESTING AGGRESSIVELY

The value of developing company stocks may be volatile and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the fund more volatile.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds’ Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

IPOs

Initial public offerings (“IPOs”) are subject to specific risks which include, among others:

■	high volatility;
■	no track record for consideration;
■	securities may be illiquid; and
■	earnings are less predictable.

INVESTMENT STYLE

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

LEVERAGING

The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

LIQUIDITY

Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

LOANS

Certain funds may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

MARKET

The market prices of the fund’s securities may go up or down sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

MARKET AND SELECTION

Market risk is the risk that one or more markets in which the fund invests may go down in value. Selection risk is the risk that the securities selected by fund management may underperform the market or other securities selected by other funds. This means you lose money.

MASTER LIMITED PARTNERSHIPS

Holders of MLP units have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.

MID-CAP SECURITIES

The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NATURAL RESOURCE-RELATED SECURITIES

Because the fund concentrates its investments in natural resource-related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the Price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.

NON-DIVERSIFICATION

The fund is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

OTHER INVESTMENT COMPANIES

To the extent that a fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies’ expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

PORTFOLIO SELECTION

The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

PRECIOUS METALS RELATED SECURITIES

Prices of precious metals and of precious metals related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

PREPAYMENT OR CALL

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

■	declining real estate value
■	risks relating to general and local economic conditions
■	over-building
■	increased competition for assets in local and regional markets
■	increases in property taxes
■	increases in operating expenses or interest rates
■	change in neighborhood value or the appeal of properties to tenants
■	insufficient levels of occupancy
■	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REDEMPTION—MONEY MARKET FUNDS

The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

REPURCHASE AGREEMENTS

If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund’s ability to dispose of the underlying securities may be restricted.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

RISK YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

RULE 144A SECURITIES

Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.

SECTOR

Sector risk is the risk that the fund concentration in the securities of companies in a specific market sector or industry will cause the fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the fund invests primarily in one sector, there is the risk that the fund will perform poorly during a downturn in that sector.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

SMALL, UNSEASONED COMPANIES

Small, unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

SMALLER COMPANIES

Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

SOVEREIGN DEBT

Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

SPECIAL SITUATIONS

Certain funds may invest in “special situations” from time to time. Special situations arise when, in the opinion of a fund manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:

■	a new product or process;
■	a management change;
■	a technological breakthrough;
■	an extraordinary corporate event; or
■	a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund’s investment in a situation.

STOCKS

Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

STRUCTURED INSTRUMENTS

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SWAPS AND SWAP-RELATED PRODUCTS

A fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its fund. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

■

COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

■

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

TAX

In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding, among other things, the source of its income. Any income the fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the fund would be subject to the risks of diminished returns.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agency.

VALUATION

The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

VALUE INVESTING

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

TRANSAMERICA FUNDS

OTHER INFORMATION

PART C

Item 15. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Amended and Restated Declaration of Trust and Bylaws which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the 1933 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Amended and Restated Declaration of Trust (f)

(2)	By-laws (f)

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization (k)

(5)	Not Applicable

(6)	Investment Advisory Agreement
	(6)(1)	Transamerica TS&W International Equity (to be filed by amendment)
Investment Sub-Advisory Agreement
	(6)(2)	Transamerica TS&W International Equity (to be filed by amendment)

(7)	(1)	Underwriting Agreement (f)
(7)(1)(i) Amended Schedule I dated September 30, 2010 (j)
(7)(1)(ii) Amended Schedule I dated ___ (to be filed by amendment)

	(2)	Dealer’s Sales Agreement (h)

	(3)	Service Agreement (c)

	(4)	Wholesaler’s Agreement (b)

(8)	Amended and Restated Board Members Deferred Compensation Plan dated January 1, 2010 (i)

(9)	Custody Agreement (e)
		(9) (i)	Amended Fee Schedule dated February 1, 2008 (g)

(10)	(1)	Amended and Restated Plan of Distribution under Rule 12b-1 (f)

		(10)(1)(i)	Amended Schedule A dated September 30, 2010 (j)
		(10)(1)(ii)	Amended Schedule A dated ___ (to be filed by amendment)

	(2)	Amended and Restated Plan for Multiple Classes of Shares dated as of November 30, 2009 (j)
		(10)(2)(i)	Amended Schedule A dated September 30, 2010 (j)
		(10)(3)(ii)	Amended Schedule A dated ___ (to be filed by amendment)

(11)	Opinion of counsel as to the legality of the securities (l)

(12)	Form of opinion of counsel as to tax matters (l)

(13)	(1)	Transfer Agency Agreement (a)
		(13)(1)(i)	Amended Fee Schedule dated July 1, 2010 (j)

	(2)	Administrative Services Agreement dated July 15, 2010 (j)
		(13)(2)(i)	Amended Schedule A dated ___ (to be filed by amendment)

	(3)	Expense Limitation Agreement (d)
		(13)(3)(i)	Amended Schedules A and B dated September 30, 2010 (j)
		(13)(3)(ii)	Amended Schedules A and B dated ___ (to be filed by amendment)

(14)	Consent of Independent Registered Certified Public Accounting Firm (filed herein)

(15)	Not applicable

(16)	Powers of Attorney (l)

(17)	(1)	Code of Ethics — Joint Transamerica Funds and Transamerica Asset Management, Inc. (f)
	(2)	Code of Ethics — Thompson, Siegel & Walmsley LLC (to be filed by amendment)
	(3)	Form of Proxy Card (l)
	(4)	TS&W International Equity Portfolio Prospectus dated March 1, 2010 (filed herein)
	(5)	TS&W International Equity Portfolio Prospectus and Statement of Additional Information Supplement dated July 13, 2010 (filed herein)
	(6)	TS&W International Equity Portfolio Prospectus Supplement dated November 17, 2010 (filed herein)
	(7)	TS&W International Equity Portfolio Statement of Additional Information dated March 1, 2010 (filed herein)
	(8)	TS&W International Equity Portfolio Annual Report to Shareholders for the year ended October 31, 2010 (filed herein)

All exhibits filed previously are herein incorporated by reference

(a)	Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 033-02659).
(b)	Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 033-02659).
(c)	Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 033-02659).
(d)	Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 033-02659).
(e)	Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 033-02659).
(f)	Filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (File No. 033-02659).
(g)	Filed previously with Post-Effective Amendment No. 95 to Registrant Statement on February 27, 2009 (File No. 033-02659).
(h)	Filed previously with Post-Effective Amendment No. 106 to Registrant Statement on November 30, 2009 (File No. 033-02659).
(i)	Filed previously with Post-Effective Amendment No. 108 to Registrant Statement on February 26, 2010 (File No. 033-02659).
(j)	Filed previously with Post-Effective Amendment No. 113 to Registrant Statement on September 30, 2010 (File No. 033-02659).
(k)	Filed with Part A to the Registration Statement on Form N-14.
(l)	Filed previously with Registration Statement on Form N-14 on November 16, 2010 (File No. 333-170637).

Item 17. Undertakings

1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and State of Florida on the 22nd day of December, 2010.

TRANSAMERICA FUNDS, on behalf of its series:
Transamerica TS&W International Equity

By:	/s/ John K. Carter

John K. Carter
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

/s/ John K. Carter	Chairperson, Trustee, President and	December 22, 2010
Chief Executive Officer
John K. Carter

/s/ Sandra N. Bane	Trustee	December 22, 2010

Sandra N. Bane*

/s/ Leo J. Hill	Trustee	December 22, 2010

Leo J. Hill*

/s/ David W. Jennings	Trustee	December 22, 2010

David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	December 22, 2010

Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	December 22, 2010

Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	December 22, 2010

Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	December 22, 2010

Joyce G. Norden*

/s/ Patricia L. Sawyer	Trustee	December 22, 2010

Patricia L. Sawyer*

/s/ John W. Waechter	Trustee	December 22, 2010

John W. Waechter*

/s/ Robert A. DeVault, Jr.	Vice President, Treasurer and	December 22, 2010
Principal Financial Officer
Robert A. DeVault, Jr.

/s/ Dennis P. Gallagher		December 22, 2010

* By: Dennis P. Gallagher**
** Attorney-in-fact pursuant to powers of attorney previously filed.

WASHINGTON, D.C. 20549
SECURITIES AND EXCHANGE COMMISSION
Exhibits Filed With
Post-Effective Amendment No. 1 to
Registration Statement on
Form N-14
Transamerica Funds
Registration No. 333-170637

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(14)	Consent of Independent Registered Certified Public Accounting Firm
(17)(4)	TS&W International Equity Portfolio Prospectus dated March 1, 2010
(17)(5)	TS&W International Equity Portfolio Prospectus and SAI Supplement dated July 13, 2010
(17)(6)	TS&W International Equity Portfolio Prospectus Supplement dated November 17, 2010
(17)(7)	TS&W International Equity Portfolio SAI dated March 1, 2010
(17)(8)	TS&W International Equity Portfolio Annual Report to Shareholders for the year ended October 31, 2010